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                                                                    EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-5493, 2-83293, 33-43560, 33-48724, 333-05117, 333-05119, 333-74831 and
333-44752 of Pacific Capital Bancorp on Form S-8 of our report dated January 24, 2000 (relating to the financial statements of San Benito Bank not presented separately herein) appearing in this Annual Report on Form 10-K of Pacific Capital Bancorp for the year ended December 31, 2000.


Deloitte & Touche LLP

Hollister, California
March 15, 2001